                                                                      Exhibit 23

                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 Number 333-11323) pertaining to the ADVO, Inc. 401(k) Savings Plan of our report dated June 7, 2001, with respect to the financial statements and schedule of the ADVO, Inc. 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.


                                                           /s/ Ernst & Young LLP

Hartford, Connecticut
June 18, 2001